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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                          U.S. XPRESS ENTERPRISES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



     Nevada                        0-24806                      62-1378182
     ------                        -------                      ----------
 (State or other                 (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)               Identification No.)
of incorporation)


4080 Jenkins Road, Chattanooga, Tennessee                         37421
-----------------------------------------                         -----
 (Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (423) 510-3000


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Item 7.  Financial Statements and Exhibits

The following Exhibits are furnished pursuant to Item 9 of this Report:

Exhibit No.      Description

   99.1          Press Release dated August 14, 2002

Item 9.    Regulation FD Disclosure

On August 14, 2002, U.S. Xpress Enterprises, Inc. issued a Press Release concerning the Company's decision to revise its accounting for a non-cash charge previously recognized in the first quarter of 2002 for a write-off related to interest rate swap agreements, which ceased to qualify as cash flow hedges in connection with the first quarter refinancing of its credit facility. A copy of this Press Release is being furnished herewith as an exhibit pursuant to Item 9 of this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002                      U.S. XPRESS ENTERPRISES, INC.



                                            By: /s/ Ray M. Harlin
                                                --------------------------------
                                                Ray M. Harlin
                                                Principal Financial Officer